EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 28, 2011 (Date)	/s/ Daniel I. Booker Daniel I. Booker, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 31, 2011 (Date)	/s/ Ronald L. Gallatin Ronald L. Gallatin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 28, 2011 (Date)	/s/ Charles C. Gedeon Charles C. Gedeon, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 28, 2011 (Date)	/s/ Robert M. Hernandez Robert M. Hernandez, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 28, 2011 (Date)	/s/ Edith E. Holiday Edith E. Holiday, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 28, 2011 (Date)	/s/ Bryan T. Moss Bryan T. Moss, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 2010 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

January 28, 2011 (Date)	/s/ James A. Williams James A. Williams, Director